UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

Industrial Logistics Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38342	82-2809631
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1460

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	ILPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we”, “us”, “our” and “ILPT” refer to Industrial Logistics Properties Trust and its consolidated subsidiaries, unless otherwise expressly stated or the context indicates otherwise.

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K includes updated unaudited pro forma financial information for ILPT, which gives effect to the acquisition of Monmouth Real Estate Investment Corporation, a Maryland corporation, and other transactions that occurred in connection therewith, as if all of these transactions occurred on January 1, 2022. This unaudited pro forma condensed consolidated statement of income (loss) is not necessarily indicative of the expected results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, capital structure, property level operating expenses and revenues, including rents expected to be received from our existing leases or leases we may enter into in the future, changes in interest rates, the performance of our joint ventures and other reasons. Actual future results are likely to be different from the amounts presented in this unaudited pro forma condensed consolidated statement of income (loss) and such differences could be significant.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of ILPT is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein:

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statement	F-1
Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) for the Nine Months Ended September 30, 2022	F-2
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement	F-3

(d) Exhibits.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statement of Industrial Logistics Properties Trust.
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL LOGISTICS PROPERTIES TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: February 14, 2023

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